UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 28, 1997 (March 14, 1997)




                 ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)





          Colorado                     0-17325                   88-0218499
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             file number)            Identification No.)




                              3-5 Audrey Avenue
                               Oyster Bay, NY                           11771
                    (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (516) 92-4170
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Item 2. Acquisition or Disposition of Assets

     Environmental Remediation Holding Corp. acquired approximately 200 crude oil wells in two lease blocks in Wichita Falls, Texas and Henderson, Texas from Mytec and Associates. These acquisitions were valued by the Company at $515,625. Attached as exhibits are the purchase agreements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Environmental Remediation Holding Corporation
                                                    (Registrant)



Dated: July 28, 1998


                                                        By: /s/ Noreen G. Wilson
                                                                Noreen G. Wilson
                                                                Vice President
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